UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2017

ILG, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2017 ILG, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of June 10, 2009, between ILG, Inc. (f/k/a Interval Leisure Group, Inc.) and Computershare Inc., a Delaware corporation, as successor-in-interest to Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC, as successor to The Bank of New York Mellon), as rights agent.

The Amendment accelerates the expiration of the Company’s preferred stock purchase rights (the “Rights”) from 5:00 P.M. (New York City time) on June 10, 2019 to 5:00 P.M. (New York City time) on December 6, 2017, and has the effect of terminating the Rights Agreement on that date.  At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment.  The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws’ Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on June 10, 2009, the Company filed a Certificate of Designation, Preferences and Rights with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Series A Preferred Stock”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Series A Preferred Stock and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination.  The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On December 6, 2017, the Company issued a press release announcing the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits to this Form 8-K

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of ILG, Inc.
4.1

Amendment No. 1 to the Rights Agreement, dated as of December 6, 2017, between ILG, Inc. (f/k/a Interval Leisure Group, Inc.) and Computershare Inc., a Delaware corporation, as successor-in-interest to Computershare Shareowner Services LLC (f/k/a Mellon Investor Services LLC, as successor to The Bank of New York Mellon), as rights agent

99.1	Press Release of ILG, Inc., dated December 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILG, Inc.

	By:	/s/ Victoria J. Kincke
	Name:	Victoria J. Kincke
	Title:	Senior Vice President, General Counsel and Secretary

Date: December 6, 2017